Exhibit 10.7

THIS WARRANT AND THE SHARES ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW.  THIS WARRANT OR SUCH SHARES MAY NOT BE SOLD, DISTRIBUTED, PLEDGED, OFFERED FOR SALE, ASSIGNED, TRANSFERRED, OR OTHERWISE DISPOSED OF UNLESS: (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAW COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES; (B) THE COMPANY (DEFINED BELOW) RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER OF THIS WARRANT STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION AND SUCH OPINION IS IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY; OR (C) PURSUANT TO RULE 144 UNDER SUCH ACT.

WARRANT TO PURCHASE

SHARES OF COMMON STOCK

VENDINGDATA CORPORATION

THIS IS TO CERTIFY THAT, for value received, Triage Capital Management, LP (the “Holder”) is entitled, during a specified period of time as set forth in Section 3 herein (the “Exercise Period”), to purchase from VendingData Corporation, a Nevada corporation (the “Company”), Fifty Thousand (50,000) fully paid and nonassessable shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at an exercise price per share as set forth in Section 1 herein (the “Exercise Price”) (such number of shares and the Exercise Price being subject to adjustment as provided herein).  The term “Warrant,” as used herein, refers to this Warrant to Purchase Shares of Common Stock, the term “Warrant Shares,” as used herein, refers to the shares of Common Stock purchasable hereunder, and the term “Parties,” as used herein, refers collectively to the Holder and the Company.  This Warrant is issuable only in connection with that certain $1,000,000 principal amount 10% Note due September 16, 2003, dated as of the same date hereof to Holder and the Company (as “Obligor”) (collectively hereinafter the “Note”).

TERMS AND CONDITIONS

This Warrant is subject to the following terms, provisions, and conditions:

1.                                       Exercise Price.  The Exercise Price shall be $2.25 per share.

2.                                       Manner of Exercise; Issuance of Certificates; Payment for Shares.  Subject to the provisions hereof, this Warrant may be exercised by the Holder, in whole or in part (but in not less than 1,000 share increments):  (a) by the surrender of this Warrant, together with an exercise agreement in the form attached hereto (the “Exercise Agreement”), duly completed and executed by the Holder, to the Company during normal business hours on any business day at the Company’s principal executive offices (or such other location as the Company may designate by notice to the Holder); and (b) upon the payment to the Company in cash, by certified or official bank check or by wire transfer for the account of the

Company in the amount of the Exercise Price multiplied by the number of  Warrant Shares for which the Warrant is being exercised.

The Warrant Shares so purchased shall be deemed to be issued to the Holder, as the record owner of such Warrant Shares, as of the close of business on the date on which this Warrant shall have been surrendered, the completed Exercise Agreement shall have been delivered, and payment shall have been made for such Warrant Shares as set forth above. Certificates for the Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, shall be delivered to the Holder within a reasonable time, not exceeding ten (10) business days, after this Warrant shall have been so exercised.  The certificates so delivered shall be in such denominations as may be reasonably requested by the Holder and shall be registered in the name of the Holder or such other name as shall be designated by the Holder. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the Holder a new warrant representing the number of Warrant Shares with respect to which this Warrant shall not then have been exercised.

3.                                       Exercise Period.  This Warrant may be exercised any time before 2:00 p.m., Las Vegas, Nevada time, June 18, 2008.

4.                                       Redemption.  Notwithstanding anything else herein to the contrary, this Warrant may be called and redeemed, if not previously exercised, after the Company gives written notice to the Holder of the Company’s election to call and redeem (the “Redemption Notice”) the Warrant and if, within thirty (30) days of such Redemption Notice, the Holder has not exercised the Warrant pursuant to the terms hereof.  In the event of such redemption, the Company must pay to the Holder consideration equal to the par value of the shares issuable pursuant to the Warrant.

5.                                       Covenants of the Company.  The Company hereby covenants and agrees as follows:

(a)                                  Shares to be Fully Paid.  All Warrant Shares shall, upon issuance in accordance with the terms of this Warrant, be validly issued, fully paid, and non-assessable.

(b)                                 Reservation of Shares.  During the Exercise Period, the Company shall at all times have authorized, and reserved for the purpose of issuance upon exercise of this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.

(c)                                  Successors and Assigns.  This Warrant shall be binding upon any entity succeeding to the Company by merger, consolidation, or acquisition of all or substantially all the Company’s assets.

6.                                       Adjustment Provisions. During the Exercise Period, the Exercise Price and the number of Warrant Shares shall be subject to adjustment from time to time as provided in this Section 6.  If the Company shall, prior to the payment of the Note in full, (a) declare a dividend or make a distribution of Common Stock payable in shares of Common Stock, (b) subdivide its outstanding shares of Common Stock, into a greater number of shares of Common Stock, (c) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (d) issue any shares of capital stock of the Company by reclassification or capital reorganization of its shares of Common Stock, then the number of Warrant Shares and the Exercise Price in effect immediately prior to such action shall be adjusted so that the Holder shall be entitled to receive the number and kind of shares of Common Stock or other Capital Stock which the Holder would have owned or have been entitled to receive immediately after such action had the Holder exercised the Warrant immediately prior to the record date in the case of (a), or the effective date in the case of (b), (c) or (d). In the event that any adjustment of the Exercise Price as required herein results in a fraction of a cent, such Exercise Price shall be rounded up to the nearest cent.

7.                                       Payment of Expenses.  The Company and the Holder shall each be responsible for their own costs and expenses payable in connection with:  (a) the negotiation, preparation, execution and delivery of this Warrant and the other agreements to be executed in connection herewith; and (b) the issuance of certificates for Warrant Shares upon the exercise of this Warrant.  The Company shall pay any issuance tax in connection with the issuance of certificates for Warrant Shares; provided, however, that the Holder shall be responsible for any income or other taxes in connection with such issuance.

8.                                       No Rights or Liabilities as a Stockholder.  This Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company. No provision of this Warrant, in the absence of affirmative action by the Holder to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of such Holder for the Exercise Price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

9.                                       Transfer, Exchange, and Replacement of Warrant.  This Warrant, nor any interest in this Warrant, may be sold, distributed, assigned, offered, pledged or otherwise transferred without the express written consent of the Company.

(a)                                  Exchange of Warrants; Replacements of Warrants.  This Warrant is exchangeable upon the surrender hereof by the Holder to the Company at its office for a new Warrant of like tenor and date representing in the aggregate the right to purchase the number of shares of Common Stock purchasable hereunder, each of such new Warrants to represent the right to purchase such number of shares of Common Stock (not to exceed the aggregate total number purchasable hereunder) as shall be reasonably designated by the Holder at the time of such surrender.  Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, and, in case of loss, theft or destruction, of indemnity, or security reasonably satisfactory to it, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant.

(b)                                 Cancellation: Payment of Expenses.  Upon the surrender of this Warrant in connection with any transfer, exchange, or replacement as provided in this Section 9, this Warrant shall be promptly canceled by the Company.  The Company and the Holder shall each be responsible for their own costs and expenses payable in connection with the preparation, execution, and delivery of new Warrants pursuant to this Section 9.  The Holder shall be responsible for any tax which may be payable in connection with any transfer of a certificate for Warrant Shares.

(c)                                  Registrar.  The Company shall maintain, at its principal executive offices (or such other location as the Company may designate by notice to the Holder), a registrar for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

10.                                 Amendments.  No amendment or modification of this Warrant shall be deemed effective unless and until such amendment or modification is an express writing executed by both the Parties.

11.                                 Governing Law. This Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada without regard to the body of law controlling conflicts of law. The parties hereto hereby submit to the exclusive jurisdiction of the courts located in Clark County, Nevada, with respect to any dispute arising under this Warrant and the transactions contemplated hereby.

12.                                 Registration Rights.

(a)                                  Piggyback Registration Rights.  Whenever the Company proposes to register any of its equity securities under the Securities Act (other than a registration on Form S-4 or Form S-8 or any successor or similar forms) and the registration form to be used may be used for the registration of the Warrant Shares, whether or not for sale for its own account, the Company will give prompt written notice to Holder of its intention to effect such a registration and will include in such registration all of the Warrant Shares with respect to which the Company has received written request for inclusion therein within twenty (20) days after the receipt of the Company’s notice; provided, however, such “piggyback” registration (a “Piggyback Registration”) shall be subject to the terms and conditions of an underwriting agreement among the Company, Holder and the managing underwriter, if applicable, the customary underwriter cut back provisions and the execution of a customary standstill of not less than one hundred and eighty (180) days.  In addition, the Company and the managing underwriters, if applicable, shall have the right to terminate or withdraw any registration initiated by the Company or to reduce the number of shares proposed to be registered in view of market conditions.

(b)                                 Registration Procedure.  Upon the request by Holder to initiate either a Piggyback Registration or a Demand Registration, the Company will use its best efforts to effect the registration of the relevant Warrant Shares in accordance with the intended method of disposition thereof.

(c)                                  Restrictions.  The registration rights granted under this Section 12 are expressly subject to the following terms and conditions:  (a) Holder, along with other investors in the Offering, as a group, shall each be entitled to initiate only two (2) Piggyback Registrations; and (b) Holder may not assign any of its rights granted under this Section 12.

(d)                                 Fees.  The Company shall pay all Registration Expenses relating to any registration of the Warrant Shares hereunder.  “Registration Expenses” shall mean all reasonable fees and expenses incident to the Company’s performance of or compliance with this Section 12. Notwithstanding the foregoing, Holder shall pay any and all underwriting discounts, commissions and transfer taxes attributable to the Warrant Shares and the fees of Holder’s own counsel in connection with the sale of the Warrant Shares.

(e)                                  Cooperation; Indemnification by Holder.  In connection with any registration statement in which Holder is participating, Holder will furnish to the Company in writing such information and documents as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify and hold harmless the Company, its affiliates and their respective officers, directors, employees and affiliates against any losses, claims, damages, liabilities, joint or several, to which such parties may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon:  (a) any untrue or alleged untrue statement of a material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or in any application; or (b) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is made in such registration statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or in any application, in reliance upon and in conformity with written information prepared and furnished to the Company by such holder expressly for use therein, and such holder will reimburse the Company, its affiliates and their respective officers, directors, employees and affiliates for any legal or any other expenses incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that the obligation to indemnify will be individual to Holder and will be limited to the net amount of proceeds received by Holder from the sale of the Warrant Shares pursuant to such registration statement.

(f)                                    Termination.  The ability of Holder to initiate a Piggyback Registration shall terminate upon the earlier to occur of:  (a) three (3) years after the date of this Warrant; (b) the date Holder no longer holds the Warrant Shares; (c) the exercise by Holder of the two (2) Piggyback Registrations granted by Section 12; or (d) the ability of Holder to sell its Warrant Shares then owned immediately pursuant to Rule 144 of the Securities Act.

13. 13.               Expiration Date.  This Warrant shall expire and become null and void and of no further force or effect at 5:00 p.m. Las Vegas, Nevada time no later than June 18, 2008.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

VENDINGDATA CORPORATION a Nevada corporation

By:	/S/ Stacie L. Brown 7/21/03
Stacie L. Brown,
Attorney-in-Fact for Steven J. Blad
President and Chief Executive Officer
Date:	June 18, 2003

EXERCISE AGREEMENT

TO:                            VENDINGDATA CORPORATION (THE “COMPANY”)

The undersigned, pursuant to the provisions set forth in the attached Warrant to Purchase Shares of Common Stock (the “Warrant”) hereby irrevocably elects and agrees to purchase                        shares (the “Exercised Shares”) of the Company’s common stock (“Common Stock”) covered by the Warrant and makes payment herewith in full therefore at the price per share provided by the Warrant in cash or by certified or official bank check in the amount of $                                 .  If said number of shares of Common Stock shall not be all the shares purchasable under the Warrant, a new warrant is to be issued in the name of said undersigned covering the balance of the shares purchasable thereunder less any fraction of a share paid in cash.  Please issue a certificate or certificates for the Exercised Shares in the name of and pay any cash for any fractional share to:

NAME:

SIGNATURE:

DATED:

ADDRESS:

NOTE:	The above signature should correspond exactly with the name on the face of the Warrant.